                                                                    EXHIBIT 99.1

PRESS RELEASE                              Source:  First Acceptance Corporation
                                         Contact:  Chuck Hamilton (615) 844-2811

FIRST ACCEPTANCE CORPORATION REPORTS FOURTH QUARTER AND FISCAL YEAR 2004 FINANCIAL RESULTS

NASHVILLE, TN, September 27, 2004 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the fourth quarter and the fiscal year ended June 30, 2004.

KEY HIGHLIGHTS

         o Successful completion on April 30, 2004 of the acquisition of USAuto Holdings, Inc. ("USAuto") for $76 million in cash that was raised in part by a rights offering to existing shareholders and the issuance of 13,250,000 shares to the shareholders of USAuto.

         o From the date of acquisition to June 30, 2004 (two months), the insurance operations produced revenues of $18.2 million and income before tax of $3.3 million, reporting a combined ratio of 74.8% (after adjusting expenses for ceding commissions from reinsurer and fee income) which included a loss ratio of 61.1% over the same period.

ACTUAL RESULTS

         The net loss for the three months ended June 30, 2004 (which includes two months of insurance operations) was $6.1 million, or a net loss of $0.16 per share on a fully-diluted basis, compared to a net loss of $0.8 million, or a net loss of $0.04 on a fully-diluted basis, for the same period of fiscal 2003. Total revenues grew from $0.3 million in the fourth quarter of 2003 to $18.4 million in the fourth quarter of 2004 as a result of the inclusion of USAuto's non-standard automobile insurance operations. Total expenses for the 2004 period include $3.3 million of severance costs and $7.6 million in stock-based compensation to terminated employees. Total weighted average diluted shares increased from 20.4 million in the fourth quarter of 2003 to 38.2 million in the fourth quarter of 2004 as a result of the rights offering and USAuto acquisition.

         The net loss for the year ended June 30, 2004 was $3.8 million, or a net loss of $0.15 per share on a fully-diluted basis, compared to a net loss of $1.9 million, or a net loss of $0.09 on a fully-diluted basis, for fiscal 2003. Total weighted average diluted shares increased from 20.4 million in fiscal 2003 to 25.0 million in fiscal 2004 as a result of the rights offering and USAuto acquisition.

PRO FORMA RESULTS

         On a pro forma basis, for the year ended June 30, 2004 (assuming that the acquisition of USAuto took place on July 1, 2002), total revenues were $100.3 million, compared to $80.4 million for fiscal 2003. On a pro forma basis, net income increased 27%, from $9.1 million in fiscal 2003 to $11.6 million in fiscal 2004, and, on a fully-diluted basis, net income per share increased 26%, from $0.19 in fiscal 2003 to $0.24 in fiscal 2004.

INSURANCE OPERATIONS

         o KEY RATIOS - The Company's loss ratio was 61.1% for the period from April 30, 2004 (the date of the USAuto acquisition) to June 30, 2004. On a pro forma basis, for the year ended June 30, 2004, the Company's loss ratio improved to 63.4% from 67.5% for fiscal 2003 and the combined ratio improved to 79.2% from 80.6% over the same period.

         o OFFICE EXPANSION - During the three months ended June 30, 2004, the Company opened 13 new offices in four states, bringing the total number to 139 offices in seven states. This increase compares to two new offices opened during the same period last year. During the year ended June 30, 2004, the Company opened 30 new offices compared to 17 during the same period last year, and 13 during the same period in 2002. The 30 new offices opened in fiscal 2004 were profit neutral in fiscal 2004, but are expected to be accretive during fiscal 2005. Between June 30, 2004 and August 31, 2004, the Company opened an additional seven offices, bringing the total number of offices to 146.

         o PREMIUM GROWTH - On a pro forma basis, for the three months ended June 30, 2004, net premiums earned increased by 43% to $17.5 million, as compared to $12.2 million for the same period last year. The increase was driven by an increase in the percentage of reinsurance assumed on business written in Alabama (increased from 15% to 50% effective February 2004) in addition to a 6% increase in the number of average policies in force.

                  On a pro forma basis, for the year ended June 30, 2004, net premiums earned increased by 50% to $57.7 million, as compared to $38.4 million for fiscal 2003. The increase was due to the previous-mentioned increase in the percentage of reinsurance assumed on business written in Alabama and a 5% increase in average policies in force.

         o REINSURANCE - During the quarter and year ended June 30, 2004, the Company ceded approximately 50% of its earned premiums. Based on the increase in available statutory capital and surplus as a result of the USAuto acquisition, the Company elected not to renew its quota share reinsurance treaty effective September 1, 2004. For the year ended June 30, 2004, ceded premiums earned by the reinsurer were $44.4 million.

REAL ESTATE OPERATIONS

         During the three months ended June 30, 2004, the Company sold one property of 1.3 acres in San Antonio, Texas for net sales proceeds of $26,000, which was equal to its carrying value. For the year ended June 30, 2004, a total of ten properties, totaling $4.6 million in sales proceeds, were sold, producing a gain of $4.1 million.

         On July 7, 2004, the property and deed for 41 acres the Company owned in Arlington, Texas was taken by the City of Arlington upon foreclosure of a tax lien with no recourse to the Company. An accrual of $433,000 for potential liability for taxes will be reversed in the first fiscal quarter of 2005.

         The Company has six parcels of land remaining to be sold in the San Antonio area, totaling 310 acres, with a book value of $1.1 million at June 30, 2004.

CASH AND INVESTED ASSETS

         The Company completed a rights offering of its common stock on April 30, 2004, which produced net proceeds of approximately $49.4 million. Prior to the transaction, the Company had unrestricted cash totaling $58.9 million, resulting in total cash available for the USAuto acquisition of $108.3 million. Of this amount, $76.0 million was paid for the purchase of USAuto, $2.9 million was used to reduce USAuto's debt, and $3.1 million was paid for costs related to the acquisition. After the acquisition, the Company contributed $5.0 million to the statutory capital and surplus of its two insurance subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. The remaining net unrestricted cash of $21.3 million is available for general corporate purposes and to provide support for increased premium writings of the insurance operations.

         Proceeds from the Company's rights offering and cash flows from insurance operations for the two months ended June 30, 2004 have contributed to higher invested assets. On July 1, 2004, the Company engaged Hyperion Capital Management, Inc. to manage its insurance and corporate investment portfolios, which total approximately $60 million in investable assets.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance primarily through employee-agents in 146 retail offices in seven states. The Company's insurance company subsidiaries are licensed to do business in 22 states.

         The Company plans to release financial results for the three months ending September 30, 2004 on or about November 15, 2004 and will hold a conference call to present such results.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by the important factors, among others, set forth in First Acceptance Corporation's Registration Statement on Form S-1 (Registration No. 111161) and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

                         FIRST ACCEPTANCE CORPORATION,
                 F/K/A LIBERTE INVESTORS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                         ($000S EXCEPT PER SHARE DATA)
                                  (UNAUDITED)



                                                    Actual (1)                                   Pro forma (2)
                                    --------------------------------------------    -----------------------------------------
                                     Three Months Ended          Year Ended         Three Months Ended        Year Ended
                                          June 30,                June 30,               June 30,               June 30,
                                    --------------------    --------------------    -------------------   -------------------
                                      2004        2003        2004        2003        2004       2003       2004       2003
                                    --------    --------    --------    --------    --------   --------   --------   --------
REVENUES:
   Premiums earned                  $ 11,728    $     --    $ 11,728    $     --    $ 17,541   $ 12,167   $ 57,716   $ 38,353
   Commissions and fees                4,401          --       4,401          --       6,639      7,405     26,275     33,462
   Ceding commissions from
     reinsurer                         1,925          --       1,925          --       2,872      1,972     10,674      6,952
   Gains on sales of foreclosed
     real estate                          --          --       4,147         233          --         --      4,147        233
   Investment income                     338         261         958       1,098         341        340      1,431      1,289
   Other                                  (6)         --          (6)         --          52         50         80        148
                                    --------    --------    --------    --------    --------   --------   --------   --------
     Total revenues                   18,386         261      23,153       1,331      27,445     21,934    100,323     80,437
                                    --------    --------    --------    --------    --------   --------   --------   --------

EXPENSES:
   Losses and loss adjustment
     expenses                          7,167          --       7,167          --       9,535      7,877     36,616     25,905
   Insurance operating expenses        7,194          --       7,194          --      10,935      8,961     41,142     35,962
   Other operating expenses            4,111         858       6,235       2,637         711        370      2,278      1,648
   Stock-based compensation            7,560         193       7,850         546          --         --         --         --
   Depreciation and amortization         615           5         648          10         377        307      1,366      1,954
   Interest expense                       44          --          44          --          69        116        318         29
                                    --------    --------    --------    --------    --------   --------   --------   --------
     Total expenses                   26,691       1,056      29,138       3,193      21,627     17,631     81,720     65,498
                                    --------    --------    --------    --------    --------   --------   --------   --------

(Loss) income before income taxes     (8,305)       (795)     (5,985)     (1,862)      5,818      4,303     18,603     14,939
Income tax (benefit) expense          (2,189)         --      (2,189)         --       2,036      1,660      6,983      5,844
                                    --------    --------    --------    --------    --------   --------   --------   --------

Net (loss) income                   $ (6,116)   $   (795)   $ (3,796)   $ (1,862)   $  3,782   $  2,643   $ 11,620   $  9,095
                                    ========    ========    ========    ========    ========   ========   ========   ========

Basic net (loss) income per share   $  (0.16)   $  (0.04)   $  (0.15)   $  (0.09)   $   0.08   $   0.06   $   0.25   $   0.20

Diluted net (loss) income per
share                               $  (0.16)   $  (0.04)   $  (0.15)   $  (0.09)   $   0.08   $   0.06   $   0.24   $   0.19

Weighted average basic shares         38,190      20,425      24,965      20,420      46,423     46,234     46,405     46,229

Weighted average diluted shares       38,190      20,425      24,965      20,420      47,897     47,201     47,883     46,985


(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition and related transactions, including the rights offering and the application of the proceeds therefrom, as if they had been consummated on July 1, 2002. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

                         FIRST ACCEPTANCE CORPORATION,
                 F/K/A LIBERTE INVESTORS, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                         ($000S EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                         Actual(1)                                   Pro forma (2)
                                       ---------------------------------------------   -----------------------------------------
                                         Three Months Ended          Year Ended         Three Months Ended       Year Ended
INSURANCE                                     June 30,                June 30,               June 30,             June 30,
                                       ----------------------  ---------------------   -------------------   -------------------
                                         2004        2003        2004        2003        2004       2003      2004        2003
                                       --------    ---------   --------    ---------   --------   --------   --------   --------
REVENUES:
   Premiums earned                     $ 11,728    $      --   $ 11,728    $      --   $ 17,541   $ 12,167   $ 57,716   $ 38,353
   Commissions and fees                   4,401           --      4,401           --      6,639      7,405     26,275     33,462
   Ceding commissions from reinsurer      1,925           --      1,925           --      2,872      1,972     10,674      6,952
   Investment income                        180           --        180           --        271        168      1,007        545
   Other                                     (6)          --         (6)          --         52         50         80        148
                                       --------    ---------   --------    ---------   --------   --------   --------   --------
     Total revenues                      18,228           --     18,228           --     27,375     21,762     95,752     79,460
                                       --------    ---------   --------    ---------   --------   --------   --------   --------

EXPENSES:
   Losses and loss adjustment
     expenses                             7,167           --      7,167           --      9,535      7,877     36,616     25,905
   Operating expenses                     7,194           --      7,194           --     10,935      8,961     41,142     35,962
   Depreciation and amortization            608           --        608           --        377        307      1,366      1,954
                                       --------    ---------   --------    ---------   --------   --------   --------   --------
     Total expenses                      14,969           --     14,969           --     20,847     17,145     79,124     63,821
                                       --------    ---------   --------    ---------   --------   --------   --------   --------

Income before income taxes             $  3,259    $      --   $  3,259    $      --   $  6,528   $  4,617   $ 16,628   $ 15,639
                                       ========    =========   ========    =========   ========   ========   ========   ========


                                                        Actual (1)                                   Pro forma (2)
                                       --------------------------------------------    -------------------------------------------
REAL ESTATE AND CORPORATE (3)           Three Months Ended          Year Ended          Three Months Ended        Year Ended
                                             June 30,                June 30,                June 30,               June 30,
                                       --------------------    --------------------    --------------------    -------------------
                                         2004        2003        2004        2003        2004        2003       2004        2003
                                       --------    --------    --------    --------    --------    --------    --------   --------
REVENUES:
   Gains on sales of foreclosed real
   estate                              $     --    $     --    $  4,147    $    233    $     --    $     --    $  4,147   $    233
   Investment income                        158         261         778       1,098          70         172         424        744
   Other                                     --          --          --          --          --          --          --         --
                                       --------    --------    --------    --------    --------    --------    --------   --------
     Total revenues                         158         261       4,925       1,331          70         172       4,571        977
                                       --------    --------    --------    --------    --------    --------    --------   --------
EXPENSES:
   Operating expenses                     4,111         858       6,235       2,637         711         370       2,278      1,648
   Stock-based compensation               7,560         193       7,850         546          --          --          --         --
   Depreciation                               7           5          40          10          --          --          --         --
   Interest expense                          44          --          44          --          69         116         318         29
                                       --------    --------    --------    --------    --------    --------    --------   --------
     Total expenses                      11,722       1,056      14,169       3,193         780         486       2,596      1,677
                                       --------    --------    --------    --------    --------    --------    --------   --------

(Loss) income before income taxes      $(11,564)   $   (795)   $ (9,244)   $ (1,862)   $   (710)   $   (314)   $  1,975   $   (700)
                                       ========    ========    ========    ========    ========    ========    ========   ========

(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition and related transactions, including the rights offering and the application of the proceeds therefrom, as if they had been consummated on July 1, 2002. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(3) Includes activities related to acquiring an operating company and disposing of foreclosed real estate held for sale in addition to interest expense associated with all debt.

                         FIRST ACCEPTANCE CORPORATION,
                 F/K/A LIBERTE INVESTORS, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                         ($000S EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                         June 30,
                                                    -------------------
                                                      2004       2003
                                                    --------   --------
ASSETS
Fixed maturities, available-for-sale, at market
value                                               $ 33,243   $     --
Cash and cash equivalents                             38,352     56,847
Premiums and fees receivable                          32,076         --
Reinsurance receivables                               24,681         --
Deferred tax asset                                    45,493         --
Other assets                                           7,800        612
Foreclosed real estate held for sale                   1,108      1,594
Goodwill and identifiable intangible assets          102,914         --
                                                    --------   --------
TOTAL                                               $285,667   $ 59,053
                                                    ========   ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                              63,867         --
Amounts due to reinsurers and insurance companies     13,750         --
Note payable to financial institution                  4,000         --
Other liabilities                                      9,824        978
                                                    --------   --------
     Total liabilities                                91,441        978
Total stockholders' equity                           194,226     58,075
                                                    --------   --------
TOTAL                                               $285,667   $ 59,053
                                                    ========   ========
Book value per share                                $   4.17   $   2.82

                         FIRST ACCEPTANCE CORPORATION,
                 F/K/A LIBERTE INVESTORS, INC. AND SUBSIDIARIES
                               SUPPLEMENTAL DATA
                         ($000S EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


GROSS PREMIUMS EARNED BY STATE

                                               Actual (1)                               Pro forma (2)
                              -----------------------------------------   -----------------------------------------
                               Three Months Ended       Year Ended        Three Months Ended       Year Ended
                                    June 30,             June 30,              June 30,              June 30,
                              -------------------   -------------------   -------------------   -------------------
State:                         2004        2003       2004       2003       2004       2003       2004       2003
                              --------   --------   --------   --------   --------   --------   --------   --------
Insurance company
   subsidiaries:
    Georgia                   $ 10,582   $     --   $ 10,582   $     --   $ 15,682   $ 12,120   $ 53,878   $ 34,898
    Tennessee                    4,460         --      4,460         --      6,710      6,003     25,387     22,672
    Mississippi                    680         --        680         --      1,034        971      3,822      3,323
    Ohio                         1,250         --      1,250         --      1,854        813      5,789      1,694
    Missouri                       587         --        587         --        892        645      3,125      1,794
    Indiana                         23         --         23         --         25         --         25         --
                              --------   --------   --------   --------   --------   --------   --------   --------
     Total insurance
       company subsidiaries   $ 17,582   $     --   $ 17,582   $     --   $ 26,197   $ 20,552   $ 92,026   $ 64,381
                              ========   ========   ========   ========   ========   ========   ========   ========

MGA subsidiaries:
    Georgia                   $    837   $     --   $    837   $     --   $  1,374   $  5,423   $ 11,618   $ 28,853
    Tennessee                       --         --         --         --         --         --         --         25
    Alabama                      4,331         --      4,331         --      6,496      5,864     24,219     19,832
                              --------   --------   --------   --------   --------   --------   --------   --------
     Total MGA
       subsidiaries           $  5,168   $     --   $  5,168   $     --   $  7,870   $ 11,287   $ 35,837   $ 48,710
                              ========   ========   ========   ========   ========   ========   ========   ========


NET PREMIUMS EARNED BY STATE

                                              Actual (1)                                Pro forma (2)
                              -----------------------------------------   -----------------------------------------
                              Three Months Ended        Year Ended        Three Months Ended       Year Ended
                                   June 30,               June 30,             June 30,              June 30,
                              -------------------   -------------------   -------------------   -------------------
State:                         2004        2003       2004       2003       2004       2003      2004        2003
                              --------   --------   --------   --------   --------   --------   --------   --------
Georgia                       $  5,828   $     --   $  5,828   $     --   $  8,683   $  6,801   $ 29,802   $ 20,184
Tennessee                        2,300         --      2,300         --      3,443      3,123     13,115     11,613
Alabama                          2,247         --      2,247         --      3,391        976      8,057      2,919
Ohio                               650         --        650         --        963        414      3,013        862
Missouri                           309         --        309         --        469        328      1,620        995
Mississippi                        371         --        371         --        567        525      2,083      1,780
Indiana                             23         --         23         --         25         --         26         --
                              --------   --------   --------   --------   --------   --------   --------   --------
 Total                        $ 11,728   $     --   $ 11,728   $     --   $ 17,541   $ 12,167   $ 57,716   $ 38,353
                              ========   ========   ========   ========   ========   ========   ========   ========

GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                              Actual (1)                                      Pro forma (2)
                              --------------------------------------------    --------------------------------------------
                               Three Months Ended          Year Ended          Three Months Ended            Year Ended
                                    June 30,                 June 30,               June 30,                  June 30,
                              --------------------    --------------------    --------------------    --------------------
                               2004         2003        2004        2003        2004        2003        2004        2003
                              --------    --------    --------    --------    --------    --------    --------    --------
Loss and loss                     61.1%         --        61.1%         --        54.4%       64.7%       63.4%       67.5%
   adjustment expense
Expense (3)                       13.7%         --        13.7%         --        14.0%       13.1%       15.8%       13.1%
                              --------    --------    --------    --------    --------    --------    --------    --------
                                  74.8%         --        74.8%         --        68.4%       77.8%       79.2%       80.6%
                              ========    ========    ========    ========    ========    ========    ========    ========


(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition and related transactions, including the rights offering and the application of the proceeds therefrom, as if they had been consummated on July 1, 2002. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(3) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from reinsurer as compensation for the costs incurred on servicing the business on their behalf.